Exhibit 32.2

AMENDED AND RESTATED CERTIFICATION PURSUANT TO
18 U.S.C. SECTIONS 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ebix, Inc. (the “Company”) for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Kerris, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robert Kerris
Name: Robert Kerris
Chief Financial Officer
February 13, 2012